Exhibit 99.2

THE STANLEY WORKS

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Stanley Works (the "Company") Account Value Plan (the "Plan") on Form 11-K for the period ending December December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Craig Douglas, Vice President and Treasurer, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Criag Douglas

Craig Douglas
Vice President and Treasurer
June 30, 2003

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